UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.                )

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MYOMO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2018

Dear Myomo Stockholder:

I am pleased to invite you to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Myomo, Inc. (the “Company”) to be held on Tuesday, June 19, 2018 at 9:00 a.m. Eastern Time at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210.

At this year’s Annual Meeting, our stockholders will be asked to: (1) elect the one nominee for Class I director who is named in the Proxy Statement; (2) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; (3) to approve the 2018 Stock Option and Incentive Plan, and (4) transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof). The Board of Directors unanimously recommends that you vote FOR the election of the director nominee, FOR the approval of the 2018 Stock Option and Incentive Plan, and FOR the ratification of the appointment of Marcum LLP.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxydocs.com/MYO. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting that you received in the mail. The Notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2017. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the proxy materials and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Thank you for your ongoing support of and continued interest in Myomo.

Sincerely,

Paul R. Gudonis

President and Chief Executive Officer

Myomo, Inc.

One Broadway, 14th Floor

Cambridge, MA 02142

NOTICE OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 19, 2018

Notice is hereby given that Myomo, Inc. will hold its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 19, 2018 at 9:00 a.m. Eastern Time at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, to accomplish the following purposes:

•	elect one Class I director, namely Thomas A. Crowley, Jr., to hold office until the 2021 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

•	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

•	to approve the 2018 Stock Option and Incentive Plan;

•	transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time, and check-in will begin at 8:30 a.m. Eastern Time. Only stockholders of record at the close of business on April 23, 2018 are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. If you plan to attend the Annual Meeting in person, you should be prepared to present photo identification such as a valid driver’s license and verification of stock ownership for admittance. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on April 23, 2018 or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the record date will be verified prior to admittance into the meeting. If you are not a stockholder of record but hold shares through a broker, trustee, or nominee, you must provide proof of beneficial ownership as of the record date, such as an account statement or similar evidence of ownership. Please allow ample time for the admittance process.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2017. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2017. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on the proxy card regarding your voting options. You may vote in person at the Annual Meeting, via the Internet, by mail or by telephone.

By Order of the Board of Directors,

Paul R. Gudonis

President and Chief Executive Officer

Cambridge, MA

April 26, 2018

Important Notice Regarding the Availability of Proxy Materials for the Myomo 2018 Annual Meeting of Stockholders to Be Held on June 19, 2018: The Notice of 2018 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.proxydocs.com/MYO. To obtain directions to the offices of the Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210 in order to attend the annual meeting in person, please visit the “Investors—News and Events” section of our website at www.myomo.com or contact Investor Relations at (646) 863-6274.

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 19, 2018

GENERAL INFORMATION

Our board of directors has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the board of directors’ solicitation of proxies for our 2018 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

The Annual Meeting will be held at 9:00 a.m. Eastern Time at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210. We made this Proxy Statement available to stockholders beginning on April 26, 2018.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice to our stockholders is scheduled to begin on or about April 26, 2018.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 19, 2018: This proxy statement, the accompanying proxy card or voting instruction card and our 2017 Annual Report on Form 10-K are available at www.proxydocs.com/MYO.

In this Proxy Statement the terms the “Company,” “we,” “us,” and “our” refer to Myomo, Inc. The mailing address of our principal executive offices is Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142.

Record Date:	April 23, 2018

Quorum:	A majority of the shares of outstanding stock entitled to vote on the record date must be present in person, by remote communication, if applicable or represented by proxy duly authorized to constitute a quorum.

Shares Outstanding:	12,406,732 shares of common stock outstanding as of April 23, 2018.

Voting:	There are four ways a stockholder of record can vote:

(1)	By Internet: You may vote over the Internet by following the instructions provided in the Notice or, if you requested to receive your proxy materials by U.S. mail, by following the instructions on the proxy card.

(2)	By Telephone: If you requested to receive your proxy materials by U.S. mail, you may vote by telephone by following the instructions on the proxy card.

(3)	By Mail: If you requested to receive your proxy materials by U.S. mail, you may complete, sign and return the accompanying proxy card in the postage-paid envelope provided.

(4)	In Person: If you are a stockholder as of the record date, you may vote in person at the meeting. Submitting a proxy will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on June 18, 2018. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Revoking Your Proxy	Stockholders of record may revoke their proxies by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals	Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting:

For Proposal One, the election of directors, the nominee receiving the plurality of votes entitled to vote and cast will be elected as a director.

For Proposal Two, a majority of the votes present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

For Proposal Three, an affirmative vote of a majority of the shares present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required for the approval of our 2018 Stock Option and Incentive Plan.

Effect of Abstentions and Broker Non-Votes	Abstentions with respect to any nominee and “broker nonvotes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors. Abstentions have effect of a vote against the approval of our 2018 Stock Option and Incentive Plan and the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal Two, the ratification of the appointment of Marcum LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors or on the approval of our 2018 Stock Option and Incentive Plan unless you affirmatively provide the broker instructions on how to vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote for the election of the nominee for director, for the approval of the 2018 Stock Option and Incentive Plan and for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs	We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Emerging Growth Company	We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Householding	Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2017, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attn: Investor Relations, or call (646) 863-6274, or email IR@myomo.com.

If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, Proxy Statement, or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

PROPOSAL ONE ELECTION OF DIRECTOR

Number of Directors; Board Structure

Our certificate of incorporation and bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors. Immediately prior to the Annual Meeting our board of directors will consist of seven members. Our board of directors is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class I directors expires at the Annual Meeting. The term of the Class II directors expires at the 2019 annual meeting and the term of the Class III directors expires at the 2020 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their successors in office.

The following presents our current directors, their respective term on the board of directors, ages and positions as of April 23, 2018:

Name	Age	Position
Directors whose terms will expire at the 2018 Annual Meeting
Thomas A. Crowley, Jr. (1)(2)	71	Director
Directors whose terms will expire at the 2019 Annual Meeting
Steve Sanghi (1)(3)	62	Director
Amy Knapp (1)(3)	62	Director
Directors whose terms will expire at the 2020 Annual Meeting
Thomas F. Kirk (2)(3)	72	Lead Independent Director
Paul R. Gudonis	64	President, Chief Executive Officer and Chairman of the Board of Directors

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Nominee

Based on the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated Thomas A. Crowley, Jr. for election as a director to serve for a three-year term ending at the 2021 annual meeting or until his successor is elected and qualified. Mr. Crowley is a current member of our board of directors and has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “for” the election of the nominee. If the nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present board of directors. In the alternative, the proxies may not vote for a substitute nominee and instead leave a vacancy on the board of directors. The board of directors may fill such vacancy at a later date or reduce the size of the board of directors. We have no reason to believe that the nominee will be unwilling or unable to serve if elected as a director.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEE.

The biographies of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led the board of directors and its nominating and corporate governance committee to the conclusion that he should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Our corporate governance guidelines also dictate that a majority of the board of directors be comprised of independent directors whom the board of directors has determined have no material relationship with the Company and who are otherwise “independent” directors under the published listing requirements of The NYSE American (“NYSE American”). The Company has determined that, with the exception of Mr. Gudonis, our president and chief executive officer, all of our other directors qualify as “independent” directors.

Nominee for Election for a Three-Year Term Ending at the 2021 Annual Meeting

Thomas A. Crowley, Jr. has been a member of our board of directors since March 2012. Mr. Crowley has served on the board of Vertical Spine, LLC since July 2011. He has also served on the board of Cascade Medical Enterprises, LLC since January 2008. He is actively engaged in providing governance and business advice involving financial transactions, business strategy and execution to four medical device companies and two private equity firms. He also served as Chairman of Core Essence Orthopedics, Inc. from March 2011 until March 2012. Mr. Crowley was a board member of Aircast, LLC from September 2003 until May 2006 and was a board member of and Freedom Innovations from March 2011 until June 2013, and member of the Corporate Advisory Council and American Society for Surgery of the Hand from January 2010 and December 2011, respectively. Prior to his current role, Mr. Crowley was also President of Small Bone Innovations, Inc. from February 2008 until February 2011. He also served as Managing Director—Healthcare Investment Banking at Friedman Billings Ramsey from September 2006 until January 2008. Mr. Crowley holds a BA from Fairfield University, an MS, Columbia University School of Business, and is a Graduate, U.S. Army Command and General Staff College, Ft. Leavenworth, KS. We believe Mr. Crowley’s executive experience, and his financial, investment, and management experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our board of directors.

Directors Continuing in Office Until the 2019 Annual Meeting

Steve Sanghi Mr. Sanghi has been a member of our board of directors since October 2016. He has served as Chief Executive Officer of Microchip Technologies, a manufacturer of microcontroller, memory and analog semiconductors, since October 1991, and Chairman of its board of directors since October 1993. In June 1995, Mr. Sanghi received an Arizona Entrepreneur of the Year award. He is co-author of the book “Driving Excellence: How the Aggregate System Turned Microchip Technology from a Failing Company to a Market Leader (Wiley; April 2006),” along with Michael J. Jones, Microchip’s former head of human resources. Earlier in his career, Mr. Sanghi was Vice President of Operations at Waferscale Integration, Inc., a semiconductor company, from 1988 to 1990. Mr. Sanghi was employed by Intel Corporation from 1978 to 1988, where he held various positions in management and engineering, the most recent serving as General Manager of Programmable

Memory Operations. Mr. Sanghi is currently a member of the board of directors of Mellanox Technologies, LTD. Mr. Sanghi’s past boards of director’s service includes Hittite Microwave, Xyratex, Ltd., Chairman of the Board of FlipChip International, Adflex Solutions, Artisoft Inc., and Vivid Semiconductor. He has also served as a member of the board of trustees of Kettering University in Flint, Michigan, and as a member of the board of FIRST ® (For Inspiration and Recognition of Science and Technology) Robotics. Mr. Sanghi holds a MS degree in Electrical and Computer Engineering from the University of Massachusetts, and a BS degree in Electronics and Communication from Punjab University, India. We believe Mr. Sanghi’s executive experience and prior board leadership positions provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our board of directors.

Amy Knapp has been a member of our board of directors since July 2016. Ms. Knapp brings 35 years of experience in healthcare, working for health plans and health insurance companies. In July 2016, Ms. Knapp co-founded Indigo Inc., a start-up offering a whole person retirement planning service using sophisticating matching technology and the most recent science about the role of purpose in a healthy life. Since September 2016 she has served as consultant and advisor to the CEO of Zipongo, a digital nutrition platform based in San Francisco, working on developing Zipongo’s strategic partnership with Google. She is also a director of Wellpass, a text based digital health and wellness company based in New York since June 2015. From April 2014 until January 2015, Ms. Knapp served as a consultant at Alere Health, Inc., a solution provider for wellness and prevention care management and specialized interventions designed to improve health outcomes, where she focused on developing product and revenue diversification strategies and executing partnerships. Since October 2013, Ms. Knapp has worked with the Google Food Innovation Lab, where she focuses on recruiting subject matter experts in healthcare finance, delivery and markets. Ms. Knapp has also served as a consultant to numerous companies since January 2013. From January 2010 to January 2012, Ms. Knapp served as an International Vice President to Jazz at Lincoln Center, a department of Lincoln Center for the Performing Arts. Since 2008, Ms. Knapp has served on the boards of directors of Mt. Sinai Medical Center located in Miami Beach, Florida and Affinity Health Plan, a Medicaid health plan located in the Bronx, New York. Ms. Knapp holds a BA degree from Pomona College, Claremont, California and an MBA degree from the University of Southern California. We believe Ms. Knapp’s executive experience, management experience and substantive experience working with companies in the health industry provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our board of directors.

Directors Continuing in Office Until the 2020 Annual Meeting

Thomas F. Kirk has been a member of our board of directors since September 2014 and lead independent director since October 2016. Mr. Kirk has been the Chief Executive Officer and a member of the board of directors of American Surgical Professionals since June 2013. Mr. Kirk was the Chief Executive Officer of Hanger Orthopedic Group, Inc. from March 2008 until May 2012 and served as its Chief Operating Officer from January 2002 to February 2008. Mr. Kirk also served as a Director on Hanger’s Board from January 2002 to May 2014. From September 1998 to January 2002, Mr. Kirk was a principal with AlixPartners, LLC (formerly Jay Alix & Associates, Inc.), a management consulting company that was retained by Hanger in 2001 to facilitate its reengineering process. From May 1997 to August 1998, Mr. Kirk served as Vice President, Planning, Development and Quality for FPL Group, a full-service energy provider located in Florida. From April 1996 to April 1997, he served as Vice President and Chief Financial Officer for Quaker Chemical Corporation in Pennsylvania. From December 1987 to March 1996, he held several positions and most recently served as Senior Vice President and Chief Financial Officer for Rhone Poulenc, S.A. in Princeton, New Jersey and Paris, France. From March 1977 to October 1987, he was employed by St. Joe Minerals Corp., a division of Fluor Corporation. Prior to this, he held positions in sales, commercial development, and engineering with Koppers Co., Inc. Mr. Kirk holds a Ph.D. degree in strategic planning/marketing and an MBA degree in finance from the University of Pittsburgh. He also holds a BS degree in mechanical engineering from Carnegie Mellon University. He is a registered professional engineer. We believe Mr. Kirk’s experience in leading management teams in finance, strategic planning and business development provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our board of directors.

Paul R. Gudonis has been our Chairman of the board of directors since August 2016 and our Chief Executive Officer and a director of our company since July 2011. Mr. Gudonis was also appointed President in February 2017. He brings 30 years of experience in launching new technology-based products and services to our company. His career spans the fields of software, telecommunications, Internet services, and robotics. Prior to joining our company, Mr. Gudonis served as President at FIRST Robotics from October 2005 until June 2010. Prior to his position at FIRST, Mr. Gudonis was the Chief Executive Officer of Centra Software, Inc., from August 2003 until April 2005. Mr. Gudonis was also the Chief Executive Officer of Genuity, Inc. from January 2000 until March 2003. He has also served as Chairman of the Massachusetts High Tech Council. Mr. Gudonis is a member of the Dean’s Advisory Council at his alma mater, Northwestern University’s McCormick School of Engineering, where he earned his degree in electrical engineering. At McCormick, he serves on advisory boards of the Biomedical Engineering Department and NUvention medical device innovation program. He also earned his MBA degree from Harvard University. We believe Mr. Gudonis’s academic executive experience, engineering background and substantive experience in assisting early stage ventures provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our board of directors.

Executive Officers

The following presents our current executive officers and their respective ages and positions as of April 23, 2018:

Name	Age	Position
Paul R. Gudonis	64	President, Chief Executive Officer and Chairman of the Board of Directors
Ralph A. Goldwasser	71	Chief Financial Officer
Davie Mendelsohn	64	Vice President—Sales and Clinical Services
Jonathan Naft	53	Vice President and General Manager
Clifford J. Conneighton	68	Chief Marketing Officer
Dr. Brandon Green	35	Chief Medical Officer

See the section of this Proxy Statement captioned “—Directors Continuing in Office Until the 2020 Annual Meeting for Mr. Gudonis’s biography.

Ralph A. Goldwasser has been our Chief Financial Officer since February 2011, initially as a consultant and, since January 2017, as a full-time employee. Mr. Goldwasser brings over 30 years of experience of financial leadership and management in high technology-based companies. From February 2006 through May 2008, Mr. Goldwasser was the Senior Vice President and Chief Financial Officer of Unica Corporation, which was listed on the NASDAQ Global Market during such time. From February 2000 until March 2002, he was Executive Vice President and Chief Financial Officer of Adero Inc., a privately held company. From June 1998 to January 2000, he was Senior Vice President and Chief Financial Officer of Avici Systems Inc., a privately held company. From January 1993 until June 1997, Mr. Goldwasser was Senior Vice President and Chief Financial Officer of BBN Corporation, which was listed on the New York Stock Exchange during such time. Mr. Goldwasser is a CPA and earned his MBA degree from New York University and a degree in Electrical Engineering from City College of New York.

Davie Mendelsohn has been our Vice President of Sales and Clinical Services since December 2013. From August 2012 until December 2013, Ms. Mendelsohn was a Product Development Manager for sales, marketing and product development at Össur. From August 2009 until August 2012, Ms. Mendelsohn was a Vice President of sales, marketing and product introduction at Touch Bionics Inc. From 1999 until August 2009, Ms. Mendelson was in Sales Management at Ottobock US Healthcare. Prior to 1999, Ms. Mendelsohn was in Sales Management and Clinical Support at Matria Healthcare.

Jonathan Naft has been our General Manager since April 2012. Prior to working with our company, Mr. Naft was the president of Geauga Rehabilitation Engineering (GRE), an O&P practice, which he founded. Mr. Naft is an experienced member of the O&P community and has been recognized by the American Academy of Orthotic and Prosthetics with the Tamarack Prize, and the Clinical Creativity Awards. Mr. Naft is also an examiner for the American Board for Certification in Orthotics and Prosthetics and is a past President for the Ohio Academy of Orthotists and Prosthetists. He is a graduate of The Ohio State University College of Engineering and from Northwestern University’s Prosthetic-Orthotic Center.

Clifford J. Conneighton has been our Chief Marketing Officer since August 2017 and served as a marketing consultant to our company since January 2017. Prior to joining our company, since July 2014, Mr. Conneighton served as marketing consultant and interim Chief Marketing Officer for a variety of software and internet companies. From 2012 to 2014, he served as Chief Marketing Officer for Hybris, a privately-held enterprise software company which was acquired by SAP, Inc. From 2010-2012, Mr. Conneighton served as Chief Strategy Officer of Elastic Path Software, a privately-held enterprise software company. From 2008-2010, he served as a business strategy consultant to Oracle. From 2003-2008, he served as Chief Marketing Officer for ATG, a public enterprise software company which was acquired by Oracle. In 1997, Mr. Conneighton co-founded Icoms, a venture-funded cloud-based commerce service provider and served as its Chief Executive Officer until 2001. From 1995-1997, Mr. Conneighton served as Vice President of Marketing for BBN Planet, an internet services company. From 1992 to 1994, Mr. Conneighton served as Senior Director of Marketing for Lotus Notes at Lotus Development Corporation. From 1989 to 1992, Mr. Conneighton served as a Vice President and Service Director for Gartner, Inc., an IT advisory and consultancy firm. Previously, Mr. Conneighton spent 10 years in marketing and product management at Digital Equipment Corporation and 7 years in engineering and product management at Texas Instruments. He earned a BS and MS in Systems Engineering at Case Western Reserve University.

Dr. Brandon Green has been our Chief Medical Officer since July 2017. He is a licensed physician and a board-certified prosthetist trained in general surgery at the Cleveland Clinic, physical medicine/rehabilitation at Tufts Medical Center, and prosthetics at Northwestern University. Dr. Green served as the Medical Director of United Prosthetics in Boston from July 2012 until becoming the full-time Chief Medical Officer at our company in July 2017. As Medical Director at United, he oversaw the restructuring of the prior authorization and appeals process in order to improve demonstration of medical necessity for O&P care and multidisciplinary coordination between members of the patient’s care team. Dr. Green is a frequent lecturer on O&P care to physician and patient groups, has routinely consulted for insurers looking to update their general O&P policies, and is experienced in providing direct medical/prosthetic care as well as hands-on technical fabrication of devices, sub-specializing in upper limb prosthetic rehab.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

Our board of directors held four regular meetings in 2017. During their respective terms of service, each director attended at least 75% of all meetings of the board of directors and the committees on which they then served, which were held during 2017. Under our corporate governance guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Directors are also expected to try to attend our annual meeting of stockholders, all meetings of the board of directors and all meetings of the committees on which they serve.

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. Our board of directors has adopted a Code of Business Conduct and Ethics, which applies to our directors, officers and employees, including our chief executive officer, our chief financial officer, and our other executive and senior officers. Our Code of Business Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws, and possible conflicts of interest.

Under our Code of Business Conduct and Ethics, each of our directors and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigations of complaints relating to accounting or audit matters. These procedures have been adopted by the board of directors and are administered by our audit committee.

A current copy of our Code of Business Conduct and Ethics is posted on the Corporate Governance section of our website, which is located at www.myomo.com.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and, without prior approval, derivative transactions of our stock by our executive officers, directors and specified other employees and their respective affiliates, purchases or sales of puts, calls or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities, or other hedging transactions. In addition, our insider trading policy expressly prohibits our executive officers, directors and specified other employees and their respective affiliates from borrowing against company securities held in a margin account, or, without prior approval, pledging our securities as collateral for a loan.

Independence of the Board of Directors

Our board of directors has determined that Mr. Kirk, Messrs. Crowley and Sanghi and Ms. Knapp satisfy the requirement for independence set out in Section 803 of the NYSE American rules and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE American rule referenced above. A majority of the members of our board of directors is independent under NYSE American rules.

Identifying and Evaluating Director Nominees

The board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates in connection with its evaluation of a director candidate, including through candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm, or reliance on the knowledge of the members of the nominating and corporate governance committee, the board of directors or management. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

Minimum Qualifications

The nominating and corporate governance committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the board of directors’ selection as nominees for the board of directors and as candidates for appointment to the board of directors’ committees. The nominee shall have high standards of personal and professional ethics and integrity, shall have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, shall have skills that are complementary to those of the existing board of directors, shall have the ability to assist and support management and make significant contributions to the Company’s success and shall have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, the nominating and corporate governance committee will consider, in addition to the minimum qualifications and other criteria for board of directors membership approved by the board of directors from time to time, the current size and composition of the Board and the needs of the board of directors and the respective committees of the board of directors, such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, other commitments and the like and any other factors that the nominating and corporate governance committee may consider appropriate.

Stockholder Recommendations

Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual’s name and qualifications to our Corporate Secretary at Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Securityholder and Interested Party Communications

The board of directors provides to every securityholder and interested party the ability to communicate with the board of directors, as a whole, and with individual directors on the board of directors through an established process for securityholder and interested party communication. For a communication directed to the board of directors as a whole, securityholders and interested parties may send such communication to the attention of the Chair of the Board of Directors via U.S. Mail or Expedited Delivery Service to: Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attn: Chair of the Board of Directors.

For a communication directed to an individual director in his capacity as a member of the board of directors, securityholders and interested parties may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attn: [Name of Individual Director].

We will forward by U.S. Mail any such communication to each director, and the Chair of the Board in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the Chair of the Board, unless there are safety or security concerns that mitigate against further transmission.

Board Leadership Structure and Board’s Role in Risk Oversight

Our board of directors currently believes that our company is best served by combining the roles of Chairman of the Board and Chief Executive Officer. Our board of directors believes that as Chief Executive Officer, Mr. Gudonis is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading discussion and execution of strategy. Our independent directors bring experience, oversight and expertise from outside our company, while our Chief Executive Officer brings company-specific experience and expertise. Our board of directors believes that the combined role of Chairman and Chief Executive Officer is the best leadership structure for us at the current time as it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our board of directors. The board of directors recognizes, however, that no single leadership model is right for all companies at all times. Our corporate governance guidelines provide that the board of directors should be free to choose a chairperson of the board based upon the board’s view of what is in the best interests of our company. Accordingly, the board of directors periodically reviews its leadership structure.

Our board of directors has appointed Mr. Kirk to serve as our lead independent director. As lead independent director, Mr. Kirk presides over meetings of our independent directors, serves as a liaison between our chairman of the board of directors and the independent directors and performs such additional duties as our board of directors may otherwise determine and delegate.

Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our board of directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our chief financial officer provides reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our chief financial officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our board of directors regarding these activities.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Risks Related to Compensation Policies and Practices

In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Board Committees

Our board of directors has established three standing committees–audit, compensation and nominating and corporate governance–each of which operate under a charter that has been approved by our board. We have appointed persons to the board of directors and committees of the board of directors as required to meet the corporate governance requirements of the NYSE American. The audit committee, compensation committee and nominating and corporate governance committee all operate under charters approved by our board of directors (copies of which can be found on our website by visiting www.myomo.com and clicking through “News & Investors” and “Corporate Governance”). The audit committee met four times during the fiscal year ended December 31, 2017. The compensation committee met seven times during the fiscal year ended December 31, 2017. The nominating and corporate governance committee met three times during the fiscal year ended December  31, 2017.

Board and Committee Evaluations

The nominating and corporate governance committee oversees the regular Board and committee evaluation process. Generally, the Board and each committee conduct self-evaluations by means of written questionnaires completed by each director and committee member. The anonymous responses are summarized and provided to the Board and each committee at their next meetings in order to facilitate an examination and discussion by the Board and each committee of the effectiveness of the Board and committees, Board and committee structure and dynamics, and areas for possible improvement. The resulting information was compiled and summarized and then reviewed and discussed at a subsequent Board meeting. The nominating and corporate governance committee establishes the Board and committee evaluation process each year and may determine to use an independent third-party evaluation process from time to time in the future.

Audit Committee

We have a separately designated standing audit committee of our board of directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The audit committee is currently comprised of three of our independent directors: Amy Knapp, Thomas Crowley and Steve Sanghi. Ms. Knapp is the Chair of our audit committee. Our board of directors has determined that each of the members of our audit committee is “independent” within the meaning of the rules of the NYSE American and the SEC, including for audit committee purposes, and that each of the members of our audit committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our board of directors has determined that Ms. Knapp is an “audit committee financial expert” as defined by the SEC. Our audit committee operates under a written charter. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal accounting function;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

•	meeting independently with our internal accounting staff, registered public accounting firm and management;

•	reviewing and approving or ratifying related party transactions; and

•	preparing the audit committee reports required by SEC rules.

Compensation Committee

The members of the compensation committee are Thomas Crowley and Thomas Kirk. Mr. Crowley is the Chair of the compensation committee. Our board of directors has determined that each of the members of the compensation committee is “independent” within the meaning of the rules of the NYSE American. Our compensation committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee operates under a written charter. The compensation committee’s responsibilities include:

•	reviewing and approving corporate goals and objectives with respect to Chief Executive Officer compensation;

•	making recommendations to our board with respect to the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing evaluations of our senior executives;

•	review and assess the independence of compensation advisers;

•	overseeing and administering our equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation;

•	reviewing and discussing with management our “Compensation Discussion and Analysis” disclosure; and

•	preparing the compensation committee reports required by SEC rules.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Thomas Kirk, Steve Sanghi and Amy Knapp. Mr. Kirk is the Chair of the nominating and corporate governance committee. Our board of directors has determined that each of the members of the nominating and corporate governance committee is “independent” within the meaning of the rules of the NYSE American. Our nominating and corporate governance committee operates under a written charter. The nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our board the persons to be nominated for election as directors and to be appointed to each committee of our board of directors;

•	reviewing and making recommendations to the board with respect to management succession planning;

•	developing and recommending corporate governance principles to the board; and

•	overseeing periodic evaluations of board members.

Our board of directors may from time to time establish other committees.

Director Compensation

The following table presents the total compensation for each person who served as a member of our board of directors during the year ended December 31, 2017. Other than as set forth in the table and described more fully below, in the year ended December 31, 2017 we did not pay any fees to, make any equity awards to, or pay any other compensation to the members of our board of directors who served as members during such year. Mr. Gudonis does not receive compensation for service as a director. Total compensation for Mr. Gudonis for services as an employee is presented in “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash(1)
Thomas A. Crowley, Jr. (2)	$25,000
Thomas F. Kirk (3)	$25,000
Amy Knapp (4)	$25,000
Steve Sanghi (5)	$25,000

(1)	Each of the Directors was paid $10,000 in cash in January 2018 and received $15,000 in a fully vested Restricted Stock on January 3, 2018 for compensation earned during the in the year ended December 31, 2017.
(2)	Mr. Crowley holds 22,682 options to purchase common stock.
(3)	Mr. Kirk holds 10,937 options to purchase common stock.
(4)	Ms. Knapp holds 9,375 options to purchase common stock.
(5)	Mr. Sanghi holds 9,375 options to purchase common stock.

PROPOSAL TWO RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Marcum LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2018, and we are asking you and other stockholders to ratify this appointment. Marcum LLP has audited our financial statements for the fiscal years 2017, 2016 and 2015.

The audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the board of directors determined to submit to stockholders for ratification the appointment of Marcum LLP. A majority of the votes present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required in order to ratify the appointment of Marcum LLP. In the event that the required majority do not ratify this appointment of Marcum LLP, we will review our future appointment of Marcum LLP.

We expect that a representative of Marcum LLP will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

In addition, in the event time constraints require pre-approval prior to the audit committee’s next scheduled meeting, the audit committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the audit committee at its next scheduled meeting.

Audit Fees

The following table sets forth the fees billed by Marcum LLP for audit, audit-related, tax and all other services rendered for 2017 and 2016:

Fee Category	2017	2016
Audit Fees	$447,154	$261,423
Audit-Related Fees	2,975	—
Tax Fees	—	—
All Other Fees	2,097	—

Total Fees	$452,226	$261,423

Audit Fees. Audit fees consist of fees billed for the audit of our annual financial statements, the review of the interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering. Included in the 2017 audit fees is approximately $220,000 of fees billed in connection with registrations statements filed for our initial public offering in June 2017, equity-incentive plan registration in September 2017 and follow-on offering in December 2017.

Audit-Related Fees. Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit Fees”.

Tax Fees. Consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.

All Other Fees. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above. These fees consisted of payment for attendance at a conference.

The audit committee pre-approved all services performed since the pre-approval policy was adopted.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the Board of Directors (the “Board”) of Myomo, Inc. (the “Company”). The audit committee consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of the NYSE American. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American. The Board has designated Ms. Knapp as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the Board.

The audit committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for 2017 and met with management, as well as with representatives of Marcum LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Marcum LLP the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, the audit committee received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with members of Marcum LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the Board that the Company’s audited financial statements for 2017 be included in its Annual Report on Form 10-K for 2017.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Audit Committee

Amy Knapp (Chairperson)

Thomas A. Crowley, Jr.

Steve Sanghi

PROPOSAL THREE

APPROVAL OF THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Proposal

The board of directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The board of directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

In April 2018, our Board adopted, subject to stockholder approval, the Myomo, Inc. 2018 Stock Option and Incentive Plan (the “2018 Plan”). The 2018 Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and other key persons and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the compensation committee. A copy of the 2018 Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

As of April 1, 2018, there were stock options to acquire 573,504 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $2.47 and a weighted average remaining term of 8.89 years. In addition, as of April 1, 2018, there were 66,877 unvested full value awards with time-based vesting. Other than the foregoing, no awards under our equity compensation plans were outstanding as of April 1, 2018.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2018 STOCK OPTION AND INCENTIVE PLAN.

If our 2018 Plan is approved, we intend to discontinue granting awards under our 2016 Equity Incentive Plan (the “2016 Plan”).

Summary of Material Features of the 2018 Plan

The material features of the 2018 Plan are:

•	The number of shares of common stock available for awards under the 2018 Plan shall be equal to 706,119 shares (the “Initial Limit”); plus on January 1, 2019 and each January 1 thereafter, the number of shares of common stock reserved and available for issuance under the 2018 Plan will be cumulatively increased by 4% of the number of shares of common stock outstanding on the immediately preceding December 31 or such lesser number of shares of common stock determined by management in consultation with members of the Board of Directors, including the compensation committee (the “Annual Increase”);

•	Shares of common stock that are forfeited, cancelled, held back upon the exercise or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) under the 2016 Plan, our 2004 Stock Option and Incentive Plan (the “2004 Plan”) and our 2014 Stock Option and Grant Plan (the “2014 Plan”) are added back to the shares of common stock available for issuance under the 2018 Plan;

•	Shares of common stock reacquired by us on the open market will not be added to the reserved pool under the 2018 Plan;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, cash-based awards, performance share awards and dividend equivalent rights is permitted;

•	No dividends or dividend equivalents may be paid on full value shares subject to performance vesting until such shares are actually earned upon satisfaction of the performance criteria;

•	Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced, and stock options and stock appreciation rights will not be otherwise repriced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price;

•	Any material amendment to the 2018 Plan is subject to approval by our stockholders; and

•	The term of the 2018 Plan will now expire on June 19, 2028.

Based solely on the closing price of our common stock as reported by the NYSE American on April 1, 2018, and the maximum number of shares that would have been available for awards as of such date under the 2018 Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2018 Plan is $2,097,000. The shares we issue under the 2018 Plan will be authorized but unissued shares or shares of common stock that we reacquire.

Rationale for Share Increase

The 2018 Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our compensation committee and the Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

If our request to increase the share reserve under the 2018 Plan is approved by stockholders, we will have approximately 706,119 shares available for grant after the 2018 Annual Meeting, which carries over the remaining 86,119 shares available for grant under the 2016 Plan on April 1, 2018 and increases the share reserve by 620,000 shares. Our compensation committee determined the size of the requested share increase based on projected equity awards to anticipated new hires and projected annual equity awards to existing employees. We anticipate that if our request to increase the share reserve is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees through our 2028 annual meeting of stockholders.

Summary of the 2018 Plan

The following description of certain features of the 2018 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2018 Plan, which is attached hereto as Appendix A.

Administration. The 2018 Plan will be administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2018 Plan. The compensation committee may delegate to our chief executive officer or another executive officer or a committee comprised of the chief executive officer and another officer or officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated committee, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2018 Plan, subject to the discretion of the administrator. As of March 26, 2018, approximately thirty-three individuals would have been eligible to participate in the 2018 Plan had it been effective on such date, which includes six executive officers, twenty-three employees who are not executive officers and four non-employee directors. There are certain limits on the number of awards that may be granted under the 2018 Plan. For example, the maximum number of shares that may be granted in the form of incentive stock options may not exceed the Initial Limit, cumulatively increased each January 1 by the lesser of the Annual Increase for such year or 1,000,000 shares.

Director Compensation Limit. The 2018 Plan provides that the value of all awards awarded under the 2018 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $1,000,000.

Stock Options. The 2018 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2018 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on NASDAQ on the date immediately preceding the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2018 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to cash or shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards shall not be paid unless and until the applicable performance goals are attained).

Restricted Stock Units. The compensation committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of cash or shares of common stock subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the compensation committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The compensation committee may also grant shares of common stock which are free from any restrictions under the 2018 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The compensation committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The compensation committee may grant cash bonuses under the 2018 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. The 2018 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2018 Plan, all awards will terminate in connection with a sale event unless they are assumed, substituted, or continued by the successor entity. To the extent the parties to the sale event do not provide for awards under the 2018 Plan to be assumed, substituted or continued by the successor entity, (i) awards of stock options and stock appreciation rights will become exercisable prior to their termination, (ii) all other awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and (iii) all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Compensation Committee’s discretion or. In the case of such termination, (i) holders of options and stock appreciation rights will be provided with notice and an opportunity to exercise and/or (ii) the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share consideration and the exercise price of the options or stock appreciation rights (to the extent then exercisable in prices not in excess of the per share consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. Unless otherwise determined by our board of directors, any repurchase rights or other rights of the Company that relate to an award will continue to apply to consideration (including cash) that has been substituted, assumed, amended or paid in connection with a sale event.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2018 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2018 Plan, to certain limits in the 2018 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2018 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have their tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require awards to be subject to mandatory share withholding up to the required withholding amount. The required tax withholding obligation may also be satisfied, in whole or in part, by an arrangement where a certain number of shares of common stock issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2018 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NYSE, any amendments that materially change the terms of the 2018 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the compensation committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The 2018 Plan was approved by our board of directors on April 20, 2018. Awards of incentive options may be granted under the 2018 Plan until April 20, 2028. No other awards may be granted under the 2018 Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2018 Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2018 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2018 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2017: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options	Other Awards
Name and Position	Weighted Average Exercise Price ($)	Number (#)	Dollar Value ($) (1)	Number (#)
Paul R. Gudonis,
President and Chief Executive Officer	—	—	—	—
Davie Mendelsohn,
Vice President—Sales & Clinical Services	—	—	—	—
Jonathan Naft
General Manager	—	—	—	—
All current executive officers, as a group	$1.0496	40,225	$236,250	35,000
All current directors who are not executive officers, as a group	—	—	—	—
All current employees who are not executive officers, as a group	$2.96	162,250	$77,625	11,500

(1)	The valuation of stock awards is based on the grant date fair value computed in accordance with ASC Topic 718 disregarding any estimates of forfeitures. The grant date fair value is the fair market value of our common stock on the date of grant multiplied by the number of shares of common stock underlying such stock award.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2018 Plan. It does not describe all federal tax consequences under the 2018 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the 2018 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the 2018 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MYOMO, INC. 2018 STOCK OPTION AND INCENTIVE PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the total number and percentage of our shares of common stock that were beneficially owned on April 1, 2018 by: (1) each holder of more than 5% of our common stock; (2) each director; (3) each named executive officer; and (4) all executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within 60 days of April 1, 2018. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, the applicable percentage ownership is based on 12,406,107 shares of common stock outstanding as of April 1, 2018, including any shares that such person or persons has the right to acquire within 60 days of April 1, 2018 are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the business address of each person listed is c/o Myomo, Inc., One Broadway, 14th Floor, Cambridge Massachusetts 02142.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Paul R. Gudonis (1)	511,218	4.1%
Jonathan Naft (2)	107,508	*
Davie Mendelsohn (3)	36,492	*
Thomas A. Crowley, Jr. (4)	26,099	*
Thomas F. Kirk (5)	148,368	1.2%
Amy Knapp (6)	12,401	*
Steve Sanghi (7)	1,059,539	8.2%
Executive officers and directors as a group (10 persons) (8)	2,032,349	15.4%
Beneficial Owners of 5% of our Common Stock:
MGC Venture Partners 2013, L.P. 3835 Cleghorn Avenue, Suite 300 Nashville, TN 37215 (9)	720,336	5.8%

*	Represents beneficial ownership of less than one percent.
(1)	Consists of (i) 452,255 shares of common stock, (ii) 30,651 shares of common stock issuable upon the exercise of stock options, (iii) 18,312 shares of common stock issuable upon the exercise of warrants issued in conjunction with a subordinated convertible note, and (iv) 10,000 shares of common stock issuable upon the exercise of warrants issued in conjunction with our follow-on offering. This amount does not include 19,688 restricted stock units, which are not vested within 60 days of April 1, 2018 and 76,432 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(2)	Consists of (i) 79,361 shares of common stock, (ii) 18,147 shares of common stock issuable upon the exercise of stock options, and (iii) 10,000 shares of common stock issuable upon the exercise of warrants issued in conjunction with a private placement. This amount does not include 16,667 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(3)	Consists of (i) 21,804 shares of common stock, and (ii) 14,688 shares of common stock issuable upon the exercise of stock options. This amount does not include 16,667 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.

(4)	Consists of (i) 3,807 shares of common stock, and (ii) 22,292 shares of common stock issuable upon the exercise of stock options. This amount does not include 390 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(5)	Consists of (i) 95,457 shares of common stock, (ii) 10,547 shares of common stock issuable upon the exercise of stock options, (iii) 12,364 shares of common stock issuable upon the exercise of warrants issued in conjunction with a subordinated convertible note, (iv) 20,000 shares of common stock issuable upon the exercise of warrants issued in conjunction with a private placement and (v) 10,000 shares of common stock issuable upon the exercise of warrants issued in conjunction with our follow-on offering. This amount does not include 390 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(6)	Consists of (i) 3,807 shares of common stock, and (ii) of 8,594 shares of common stock issuable upon the exercise of stock options. This amount does not include 781 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(7)	Consists of (i) 552,320 shares of common stock, (ii) 7,422 shares of common stock issuable upon the exercise of stock options, (iii) 154,559 shares of common stock issuable upon the exercise of warrants issued in conjunction with a subordinated convertible note, (iv) 95,238 shares of common stock issuable upon the exercise of warrants issued in conjunction with a private placement, and (v) 250,000 shares of common stock issuable upon the exercise of warrants issued in conjunction with our follow-on offering. This amount does not include 1,953 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(8)	Consists of (i) 1,274,707 shares of common stock, (ii) 154,442 shares of common stock issuable upon the exercise of stock options, (iii) 192,962 shares of Common Stock issuable upon the exercise of warrants issued in conjunction with a subordinated convertible note, (iv) 125,238 shares of common stock issuable upon the exercise of warrants issued in conjunction with the private placement, and (v) 285,000 shares of common stock issuable upon the exercise of warrants issued in conjunction with our follow-on offering. This amount does not include 20,000 shares of restricted stock and 35,001 restricted stock units, which do not vest within 60 days of April 1, 2018 and 185,154 shares of common stock issuable upon the exercise of stock options, which are not exercisable within sixty days of April 1, 2018.
(9)	Consists of (i) 678,105 shares of common stock and (ii) 42,231 shares of common stock issuable upon the exercise of warrants issued in conjunction with a subordinated convertible note. Based on information provided by MGC Venture Partners 2013, L.P., contained in Schedule 13G filed on February 13, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2017, except as set forth below, all required reports were filed on a timely basis under Section 16(a).

•	except for one late filing on Form 3 by each of Clifford Conneighton and Brandon Green.

EXECUTIVE COMPENSATION

Our named executive officers for 2017 are:

•	Paul R. Gudonis, our Chief Executive Officer;

•	Jonathan Naft, our General Manager – O&P Division; and

•	Davie Mendelsohn, our Vice President – Sales and Clinical Services.

Summary Compensation Table

The following table summarizes the compensation of our named executive officers the years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Paul Gudonis,	2017	186,333	109,227	(2)		—			3,600	(4)	299,160
Chief Executive Officer	2016	48,000	—		—	4,555	—		3,600		56,155
Jonathan Naft,	2017	153,778	91,023	(2)		—			—		244,801
General Manager – O&P Division	2016	100,000	—		—	3,165	65,950	(3)	—		169,115
Davie Mendelsohn,	2017	131,056	74,818	(2)(3)	—	—			—		205,874
Vice President – Sales & Clinical Services	2016	120,000	—		—	3,165	—		—		123,165

(1)	Amounts reflect the aggregate grant date fair value of stock options awarded to the named executive officer in the year ended December 31, 2016, as applicable, using the Black-Scholes option-pricing model in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the Notes to our Financial Statements included elsewhere in this prospectus. These amounts are not the actual value that the named executive officer may realize upon exercise of these stock options.
(2)	Represents bonuses paid to the named executives officers with respect to performance in 2017. A portion of the bonuses ($36,000, $30,000 and $24,000 for each of Mr. Gudonis, Mr. Naft and Ms. Mendelsohn, respectively) were paid in the form of fully-vested Restricted Stock Units granted on January 2, 2018.
(3)	Represents sales commissions paid by us pursuant to our compensation arrangement with the named executive officer.
(4)	Consists of payments paid by us for a parking pass.

Narrative Disclosure to Summary Compensation Table

Paul R. Gudonis:

On December 23, 2016, we entered into a new employment agreement with Mr. Gudonis, which we refer to as the Gudonis Agreement, pursuant to which Mr. Gudonis agreed to continue serving us as our Chief Executive Officer. Mr. Gudonis’s initial annual base salary under the Gudonis Agreement of $120,000 was increased to $240,000 in June 2017. During the term, Mr. Gudonis is eligible to receive an annual bonus of up to 50% of his base salary, with the actual amount to be determined by the board of directors and the compensation committee based upon Mr. Gudonis and us meeting certain reasonable strategic, sales, operational, and financial goals and targets established by the board of directors.

As set forth in the Gudonis Agreement, Mr. Gudonis’s employment is at will, with an initial three (3) year term that may be renewed upon the consent of the parties. If the parties decide not to renew the Gudonis Agreement but to continue to work together in an employment relationship, Mr. Gudonis’ employment shall continue on an at-will basis pursuant to the terms and conditions then in effect, unless otherwise modified in writing. In the case of termination without cause, then we are required to pay to Mr. Gudonis (i) his base salary for twelve months plus a pro-rata portion of his bonus for the year, to be paid at the usual time bonuses are paid, (ii) if Mr. Gudonis was participating in our group health plan immediately prior to the date of termination and he elects COBRA health continuation, then we are required to pay to Mr. Gudonis a monthly cash payment for twelve (12) months or Mr. Gudonis’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Gudonis if he had remained employed by us, and (iii) all stock options and other stock-based awards held by Mr. Gudonis which would have vested if employment had continued for twelve (12) additional months will vest and become exercisable or non-forfeitable. The payment by us of Mr. Gudonis’ base salary may be made either by a lump sum or in equal installments. Additionally, if such termination without cause occurs within 12 months after the occurrence of a change in control, then notwithstanding anything to the contrary in any applicable option agreement or stock-based award agreement, all stock options and other stock-based awards held by Mr. Gudonis shall immediately accelerate and become fully exercisable or non-forfeitable as of the date of termination.

Jonathan Naft:

On December 23, 2016, we entered into a new employment agreement with Mr. Naft, which we refer to as the Naft Agreement, pursuant to which Mr. Naft agreed to serve us as Vice President and General Manager. Mr. Naft’s initial annual base salary under the Naft Agreement of $100,000 was increased to $200,000 in June 2017. This base salary shall be determined annually by our Chief Executive Officer. During the term, which is initially for two years with automatic one-year renewals thereafter, Mr. Naft is eligible to receive cash incentive compensation as determined annually by the Chief Executive Officer and the board of directors. Mr. Naft’s target annual incentive compensation is 50% of his base salary.

As set forth in the Naft Agreement, Mr. Naft’s employment is at will, with no specific end date, though in the case of termination without cause then (i) we are required to pay Mr. Naft an amount equal to 50% of the sum of the base salary plus a pro-rata portion of the incentive bonus for the year, to be paid at the usual time bonuses are paid, (ii) all stock options and other stock-based awards held by Mr. Naft which would have vested if employment had continued for six (6) additional months will vest and become exercisable or non-forfeitable, (iii) if Mr. Naft was participating in our group health plan immediately prior to the date of termination and he elects COBRA health continuation, then we are required to pay to Mr. Naft a monthly cash payment for six (6) months or Mr. Naft’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Naft if he had remained employed by us, and (iv) the amounts payable according to this provision shall be paid out in substantially equal installments in accordance with our payroll practice over six (6) months commencing within 60 days after the date of termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, the Severance Amount shall begin to be paid in the second calendar year by the last day of such 60-day period; provided, further, that the initial payment shall include a catch-up payment to cover amounts retroactive to the day immediately following the date of termination. If Mr. Naft is terminated without cause within the 12 months following a change in control, then, in lieu of the prior payments referenced, (i) we are required to pay Mr. Naft an amount equal to 75% of the sum of his base salary plus a pro-rata portion of the incentive bonus for the year, at the usual time bonuses are paid, (ii) all stock options and other stock-based awards held by Mr. Naft which would have vested if employment had continued for nine (9) additional months will vest and become exercisable or non-forfeitable, (iii) if Mr. Naft was participating in our group health plan immediately prior to the date of termination and he elects COBRA health continuation, then we are required to pay to Mr. Naft a monthly cash payment for six (6) months or Mr. Naft’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Naft if he had remained employed by us, and (iv) the amounts payable according to this provision shall be paid out in substantially equal installments in accordance with our payroll practice over nine (9) months commencing within 60 days after the date of termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, the severance amount shall begin to be paid in the second calendar year by the last day of such 60-day period; provided, further, that the initial payment shall include a catch-up payment to cover amounts retroactive to the day immediately following the date of termination.

Davie Mendelsohn:

On December 23, 2016, we and Ms. Mendelsohn entered into a new employment agreement, which we refer to as the Mendelsohn Agreement, pursuant to which Ms. Mendelsohn agreed to serve us as Vice President of Sales and Clinical Services. Ms. Mendelsohn’s initial annual base salary under the Mendelsohn Agreement of $120,000 was increased to $140,000 in June 2017. This base salary shall be determined annually by our Chief Executive Officer. During the term, Ms. Mendelsohn shall be eligible to receive cash incentive compensation as determined annually by the Chief Executive Officer and the board of directors. Ms. Mendelsohn’s target annual incentive compensation shall be $100,000. The actual amount of the annual incentive compensation for each fiscal year will be determined by the Chief Executive Officer and the board of directors and will be based upon Ms. Mendelsohn and our company meeting certain reasonable strategic, sales, operational, and financial goals and targets established by the board of directors.

As set forth in the Mendelsohn Agreement, Ms. Mendelsohn’s employment is at will, with no specific end date, though in the case of termination without cause then (i) we are required to pay Ms. Mendelsohn an amount equal to 50% of the sum of the base salary plus a pro-rata portion of the incentive bonus for the year, to be paid at the usual time bonuses are paid, (ii) all stock options and other stock-based awards held by Ms. Mendelsohn which would have vested if employment had continued for six additional months will vest and become exercisable or non-forfeitable, (iii) if Ms. Mendelsohn was participating in our group health plan immediately prior to the date of termination and she elects COBRA health continuation, then we are required to pay to Ms. Mendelsohn a monthly cash payment for six (6) months or Ms. Mendelsohn’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. Mendelsohn if she had remained employed by us, and (iv) the amounts payable according to this provision shall be paid out in substantially equal installments in accordance with our payroll practice over six (6) months commencing within 60 days after the date of termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, the severance amount shall begin to be paid in the second calendar year by the last day of such 60-day period; provided, further, that the initial payment shall include a catch-up payment to cover amounts retroactive to the day immediately following the date of termination. If Ms. Mendelsohn is terminated without cause within the 12 months following a change in control, then, in lieu of the prior payments referenced, then (i) we are required to pay Ms. Mendelsohn an amount equal to 75% of the sum of her base salary plus a pro-rata portion of her bonus for the year of her employment termination, at the usual time bonuses are paid, (ii) all stock options and other stock-based awards held by Ms. Mendelsohn which would have vested if employment had continued for nine additional months will vest and become exercisable or non-forfeitable, (iii) if Ms. Mendelsohn was participating in our group health plan immediately prior to the date of termination and she elects COBRA health continuation, then we are required to pay to Ms. Mendelsohn a monthly cash payment for six (6) months or Ms. Mendelsohn’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. Mendelsohn if she had remained employed by us, and (iv) the amounts payable according to this provision shall be paid out in substantially equal installments in accordance with our payroll practice over nine (9) months commencing within 60 days after the date of termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, the severance amount shall begin to be paid in the second calendar year by the last day of such 60-day period; provided, further, that the initial payment shall include a catch-up payment to cover amounts retroactive to the day immediately following the date of termination.

Outstanding Equity Awards at Year End

The following table summarizes outstanding unexercised options, unvested stocks and equity incentive plan awards held by each of our named executive officers, as of December 31, 2017:

	OPTION AWARDS
Name	Grant Dates	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options	Option Exercise Prices	Option Expiration Dates
Paul R. Gudonis	3/18/2015	11,067	9,766	(1)	—	$0.0016	3/18/2025
	6/29/2016	2,344	3,906	(1)	—	$1.0496	6/29/2026
Jonathan Naft	7/18/2012	6,250	—		—	$0.16	7/18/2022
	9/25/2013	6,064	—		—	$0.0016	9/25/2023
	6/29/2016	2,500	—		—	$1.0496	6/29/2026
Davie Mendelsohn	12/9/2013	8,855	—		—	$0.0016	12/9/2023
	6/29/2016	2,500	—		—	$1.0496	6/29/2026

(1)	The options vest 25% on the respective one-year anniversary of the Vesting Commencement Date and the remainder shall vest in equal monthly installments over the 36-month period thereafter following the Vesting Commencement Date.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides a summary of the securities authorized for issuance under our equity compensation plans as of December 31, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	369,004	$1.7652	377,000

On October 25, 2016, our board of directors approved the 2016 Plan and recommended that our stockholders consider the 2016 Plan and approve its adoption, which our stockholders did on April 11, 2017. No additional awards will be granted under our prior equity incentive plans. In addition to the options noted above which have been granted under the 2016 Plan, there are 44,188 restricted shares outstanding under this plan. We initially reserved 562,500 shares of our common stock for issuance under the 2016 Plan. Participation in the 2016 Plan will continue until all of the benefits to which the participants are entitled have been paid in full.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements, we describe below transactions and series of similar transactions since January 1, 2017, to which we were a party or will be a party, including in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 and one percent of the average of our total assets at year-end for our last two completed fiscal years; and

•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have adopted a written policy that requires all future transactions between us and any director, director nominee, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

All of the transactions described below that occurred prior to our initial public offering were entered into prior to the adoption of this written policy but each was approved by our board of directors. Prior to our board of directors’ consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction were disclosed to our board of directors, and the transaction was not approved by our board of directors unless a majority of the directors approved the transaction.

GRE Arrangement

We sell our products to GRE, an O&P practice, whose ownership includes Jonathan Naft, an executive officer of our company. We sell to GRE at standard list prices. Sales to GRE during the year ended December 31, 2017 amounted to approximately $197,800. Included in accounts receivable at December 31, 2017 is $77,600 due to the related party.

We also obtain consulting and fabrication services from GRE. Charges for these services during the year ended December 31, 2017 amounted to approximately $356,500. Included in accounts payable and accrued expenses at December 31, 2017 is $65,800 due to the related party.

Agreements with Stockholders

In connection with our preferred stock financings, we entered into shareholder agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. These stockholder agreements terminated upon the closing of our initial public offering in June 2017, except for the registration rights granted under our investors’ rights agreement.

Indemnification Agreements

In connection with our initial public offering, we entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Participation in our Initial Public Offering and Concurrent Private Placement

Certain of our officers, directors and 5% stockholders purchased an aggregate of 296,383 shares of our common stock in our initial public offering and the concurrent private placement, as described below.

		Private Placement (2017)		Initial Public Offering
Name of Beneficial Owner	Subject to Lock Up	Aggregate Purchase Price	Number of Shares	Aggregate Purchase Price	Number of Shares
Paul R. Gudonis	Yes	$—	—	$105,000	14,000
Jonathan Naft	Yes	52,500	10,000	—	—
Thomas F. Kirk	Yes	105,000	20,000	—	—
Steve Sanghi	Yes	500,000	95,238	—	—
James Atwood, Jr.	Yes	250,005	47,620	—	—
Pelmea LP	Yes	250,000	47,619	—	—
MGC Venture Partners 2013, L.P.	Yes	100,002	19,048	—	—
Byron Smith	No	75,002	14,286	—	—
Joe Cook III	No	75,002	14,286	—	—
Steve Singleton	No	75,002	14,286	—	—

In November 2017, the selling agent in our initial public offering released all lockup restrictions with respect to shares of our common stock, including those held by the holders described in the table above.

Revolving Line of Credit

On June 8, 2017, we entered into an agreement with Paul R. Gudonis, our President, Chief Executive Officer and Director, pursuant to which Mr. Gudonis committed to establish an up to $1,000,000 revolving line of credit for our company. This commitment was subject to the preparation, execution and delivery of definitive loan documentation in customary form. In December 2017, our board of directors determined that having this line of credit available was no longer needed. It has determined not to prepare definitive documents for this line of credit and to cancel it.

Participation in our December 2017 Offering

Certain of our existing stockholders, including certain of our executive officers and directors or their affiliates, purchased an aggregate of 285,000 of shares of our common stock and accompanying warrants in our December 2017 offering for an aggregate of $684,000 in gross proceeds. The underwriting discount for the securities sold to such purchasers was the same as the underwriting discount for the securities sold to the public.

TRANSACTION OF OTHER BUSINESS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Our bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice to our Corporate Secretary at Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. However, the bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the Proxy Statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

The advance notice requirements for the Annual Meeting, which is the first annual meeting following the initial public offering of our common stock, are as follows: a stockholder’s notice shall be timely if delivered to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Our bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2019 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than April 26, 2018. Such proposals must be delivered to our Corporate Secretary at Myomo, Inc., One Broadway, 14th Floor, Cambridge, MA 02142.

APPENDIX A

MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Myomo, Inc. 2018 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Myomo, Inc. (the “Company”) and its Subsidiaries (if any) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National

Association of Securities Dealers Automated Quotation System (“Nasdaq”), Nasdaq Global Market, The New York Stock Exchange or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a fifty percent (50%) interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 709,119 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2019 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 2.5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of Common Stock as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2019 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 1,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards under the Plan and under the Company’s 2004 Stock Option and Incentive Plan, 2014 Stock Option and Grant Plan and/or 2016 Equity Incentive Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any

Non-Employee Director in any calendar year shall not exceed $1,000,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than one hundred percent (100%) of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend

Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants. The required tax withholding obligation may also be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Employment. If the grantee’s Service Relationship is with a Subsidiary and such Subsidiary ceases to be a Subsidiary, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$

[FMV on Grant Date (110% of FMV if a 10% owner)]
Grant Date:
Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
( %)
( %)
( %)
( %)
( %)

* Max. of $100,000 per yr.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of Service Relationship, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement (or similar services agreements) between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Optionee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$

[FMV on Grant Date]
Grant Date:
Expiration Date:
[No more than 10 years]

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)
( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.    Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any

Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of Service Relationship, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement (or similar services agreements) between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Optionee at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the

“Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$

[FMV on Grant Date]
Grant Date:
Expiration Date:
[No more than 10 years]

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)
( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any

Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE CONSULTANTS

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

[FMV on Grant Date]

Grant Date:

Expiration Date:

[No more than 10 years]

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Consultant of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service to the Company or a Subsidiary as a Consultant on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)
( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee ceases to have a Service Relationship with the Company or a Subsidiary for any reason, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to provide services, for a period of three months from the date the Optionee ceased to provide services or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to have a Service Relationship with the Company or a Subsidiary shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue Service Relationship. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to the continuance of Optionee’s Service Relationship with the Company or a Subsidiary.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Shares:
Grant Date:

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s Service Relationship with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date

( %)
( %)
( %)
( %)
( %)

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator.

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in the Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

10. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date

( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in

Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in the Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE MYOMO, INC.

2018 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Myomo, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Myomo, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date

( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service. If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7. No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MYOMO, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

ANNUAL MEETING OF MYOMO, INC.

Date:	Tuesday, June 19, 2018
Time:	9:00 a.m. (Eastern Time)
Place:	Goodwin Procter, 100 Northern Avenue, Boston, MA 02210

Please make your marks like this:    ☒  Use dark black pencil or pen only

The Board of Directors Recommends a Vote FOR the nominee listed in proposal 1 and for proposals 2 and 3.

1:	To elect one class I director named below to hold office until the 2021 Annual Meeting of Stockholders.

Nominees:

01 Thomas A. Crowley, Jr.

Vote For All Nominees	Withhold Vote From All Nominees	Vote For All Except
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) in the space provided to the right.

		For	Against	Abstain
2:	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
		For	Against	Abstain
3:	To approve the 2018 Stock Option and Incentive Plan;	☐	☐	☐

	To attend the meeting and vote your shares in person, please mark this box.		☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Please separate carefully at the perforation and return just this portion in the envelope provided.

Annual Meeting of Myomo, Inc.

to be held on Tuesday, June 19, 2018

for Holders as of April 23, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE

Go To	Call
www.proxypush.com/myo	866-509-2158

•	Cast your vote online.	OR	•	Use any touch-tone telephone.
•	Have your Proxy Card/Voting Instructions Form ready.	MAIL	• •	Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions.
•	View Meeting Documents.

OR	•	Mark, sign and date your Proxy Card/Voting Instruction Form.
	•	Detach your Proxy Card/Voting Instruction Form.
	•	Return your Proxy Card/Voting Instruction Form in the
postage-paid envelope provided.

The undersigned hereby appoints Paul Gudonis and Ralph Goldwasser, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Myomo, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2 AND 3 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

All votes must be received by 11:59 P.M., Eastern Time, June 18, 2018.

PROXY TABULATOR FOR MYOMO, INC. c/o MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903

EVENT # CLIENT #